EMPLOYMENT AGREEMENT


     This agreement is entered into as of November 14, 1996, by and between Delta Petroleum Corporation ("Delta" or the "Company") and David Castaneda ("Employee").

     The Company desires to retain the services of Employee as an employee upon the conditions contained in this Agreement and Employee desires to provide services to the Company under such conditions.

     NOW THEREFORE, in consideration of the mutual covenants and conditions hereafter set forth, the Company and Employee agree as follows:

     1.   Employment.  The Company hereby agrees to engage
Employee, and Employee does hereby agree to be engaged by the Company, upon the terms and conditions set forth in the following paragraphs.

     2. Employment Period. The Company hereby engages Employee for the period commencing February 1, 1997 and ending January 31, 1998 ("Employment Period") to serve as manager of shareholder relations, broker relations and marketing and to render such other services in that capacity as the Company shall reasonably require. Employee hereby agrees to remain in the employ of the Company for the Employment Period, provided that Employee may, by 90 days written notice to the Company, terminate his employment with the Company; in which case this Agreement shall terminate, except as to provisions which survive termination of employment as provided herein, without liability one to the other upon the date specified by Employee.

     3. Duties. Employee agrees that at all times during the Employment Period, he will faithfully and diligently endeavor to promote the business and business interests of the Company, and that he will devote such time and attention to the affairs of the Company as is necessary and appropriate; provided, however, that this Agreement shall not restrict Employee from engaging, directly or indirectly, in any business, investment or activity which is not inconsistent with the performance by the Employee of his duties under this Agreement.

     4.   Salary and Benefits.   Subject to the provisions of
Paragraph 7 below, during the Employment Period, Employee shall be compensated as follows:

     a) Employee shall earn a salary payable through issuance of an aggregate of 30,000 shares of the company's common stock at the rate of 2,500 shares per month for the twelve month employment period subject to the customary payroll deductions for Federal, State and local taxes which Employee shall direct to the Company from the proceeds of any sale of the common stock. The Company, for convenience, may issue the shares representing Employee's salary for the twelve month employment period, provided, however, that Employee, without company permission, may not sell shares prior to the month in which such shares are earned.

     b) Employee shall also receive options, which shall be issued under the company's 1993 Incentive Plan, to purchase 75,000 shares of common stock at a purchase price of $6.00 per share, one-third of which shall vest March 31, June 30, and September 30, 1997, and all of which shall expire November 14, 2006. Notwithstanding other provisions herein, options which have not vested shall expire in the event the employee's employment is terminated under this agreement prior to the expiration of the employment period except as provided in paragraph 6 below. Options which have vested shall not expire upon termination with or without cause.

     c) The Board of Directors and/or the Compensation Committee of the Board of Directors of the Company may review Employee's compensation from time to time with a view to making such increases in Employee's compensation or granting options or declaring such bonuses or other benefits to Employee as maybe merited and warranted in light of factors considered pertinent;

     5. Expenses. All pre-approved expenses incurred by Employee in the performance of his duties under this Agreement, including but not limited to expenses for entertainment, travel and similar items, will be paid or reimbursed monthly by the Company in cash or in common stock as in paragraph 4.a) above at the election of the Company. Expenses which are not approved by the Company will not be reimbursed to Employee. Employee shall receive an option to purchase 25,000 shares at $5.50 until December 31, 1997 which is acknowledged by the parties hereto to be given partially in lieu of such unreimbursed expenses. The Company will furnish Employee with an office in its principal executive offices in Denver and necessary secretarial, geological, engineering, legal, accounting and other services necessary to properly support Employee's performance of his duties at the Company's expense.

     6. Termination Upon Death and Disability. The Employment Period shall automatically terminate upon the death of Employee; provided, however, that in the event of the Employee's death, all compensation Employee is entitled to receive under this Agreement at the time of his death shall be paid to his legal representative in accordance with the provisions of Paragraph (4)(a) hereof for the remainder of the Employment Period.

     7. Termination for Cause. Upon the occurrence of any of the events listed below, the Company may terminate the Employee without further obligation under this Agreement except as to provisions which survive termination of employment or termination of this agreement as provided herein:

     a) Employee's conviction of any criminal act directly related to Employee's duties hereunder including without limitation misappropriation of funds or property of the Company or a felony criminal act directly related to Employee's duties hereunder.

     b) Employee's misfeasance or malfeasance in office, which the parties agree shall mean fraud, dishonesty, wilful misconduct or gross neglect of duties.

     c) Breach by Employee of any material provision of this Agreement.

     8. Termination without Cause. In the event Employee is terminated by the Company for any reason except as set forth at Paragraph 7 above, he shall continue to be compensated for the duration of the Employment Period in the full amounts provided for in Paragraphs 4, 5, and 6 hereof.

     9. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of the Company and its successors and assigns and any person acquiring, whether by merger, consolidation, liquidation, purchase of assets or otherwise, all or substantially all of the Company's equity or assets, and business.

     10. Choice of Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under the laws of the State of Colorado and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

     11. Severance of Invalid Provisions. In case any one or more of the provisions, or portions thereof, of this Agreement should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12. Integrated Agreement. This Agreement shall constitute the entire agreement between the parties hereto relating to the Engagement of Employee.

     IN WITNESS WHEREOF, Employee has executed this Agreement and the Company has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the date first above written.

                              DELTA PETROLEUM CORPORATION

                         By:s/Aleron H. Larson, Jr.
                              Authorized Officer

                              EMPLOYEE:

                              s/David Castaneda
                              David Castaneda




                              RATIFIED AND APPROVED BY DELTA
                              PETROLEUM CORPORATION COMPENSATION
                              COMMITTEE AND INCENTIVE PLAN
                              COMMITTEE:



                                   s/Terry D. Enright
                                   Terry D. Enright


                                   s/Jerrie F. Eckelberger
                                   Jerrie F. Eckelberger